SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                   FORM 8-A/A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                              Softnet Systems, Inc.
--------------------------------------------------------------------------------
          (Exact Name of Registrant as Specified in Its Charter)

              Delaware                                    11-1817252
--------------------------------------------------------------------------------
(State of Incorporation or Organization)              (I.R.S. Employer
                                                      Identification No.)


    650 Townsend Street, Suite 225 San Francisco, CA               94103
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        (Address of principal executive offices)                 (Zip Code)



If  this   form   relates   to  the          If  this   form   relates   to  the
registration    of   a   class   of          registration    of   a   class   of
securities   pursuant   to  Section          securities   pursuant   to  Section
12(b)  of the  Exchange  Act and is          12(g)  of the  Exchange  Act and is
effective   pursuant   to   General          effective   pursuant   to   General
Instruction A.(c), please check the          Instruction A.(d), please check the
following box. |_|                           following box. |X|




Securities Act registration statement file number to which this form relates:
                 (If applicable)_______________________________


Securities to be registered pursuant to Section 12(b) of the Act:

  Title of Each Class                         Name of Each Exchange on Which
  to be so Registered                         Each Class is to be Registered
  -------------------                         ------------------------------

__________________________                      __________________________

__________________________                      __________________________



Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $0.01 par value
--------------------------------------------------------------------------------
                                (Title of Class)


--------------------------------------------------------------------------------
                                (Title of Class)

Item 1.           Description of Registrant's Securities to be Registered.
                  -------------------------------------------------------

                  Incorporated herein by reference to the Description of Capital Stock section of the Company's Registration Statement on Form S-3 (File No. 333-74767) (the "Registration Statement"), as originally filed on March 19, 1999, or as subsequently amended.


Item 2.           Exhibits.
                  --------
  Exhibit
  Number          Description
  ------          -----------

    3.1 Amended and Restated Certificate of Incorporation of the Registrant, as filed with the Delaware Secretary of State is incorporated herein by reference to Exhibit 3.1 to the
                  Company's Registration Statement on Form S-3 (File No. 333-74767).

    3.2 Bylaws of the Registrant are incorporated herein by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-3 (File No. 333-74767).

    4.1 Form of Registrant's Specimen Common Stock Certificate is incorporated herein by reference to Exhibit 4.1 to the
                  Company's Registration Statement on Form S-3 (File No. 333-74767).

                                    SIGNATURE


                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, there-to duly authorized.

                                            SOFTNET SYSTEMS, INC.


Date:  April 22, 1999                       By:  /s/ Douglas S. Sinclair
                                               --------------------------------
                                               Douglas S. Sinclair
                                               Chief Financial Officer

                                  EXHIBIT INDEX


  Exhibit
  Number          Description
  ------          -----------

    3.1 Amended and Restated Certificate of Incorporation of the Registrant, as filed with the Delaware Secretary of State is incorporated herein by reference to Exhibit 3.1 to the
                  Company's Registration Statement on Form S-3 (File No. 333-74767).

    3.2 Bylaws of the Registrant are incorporated herein by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-3 (File No. 333-74767).

    4.1 Form of Registrant's Specimen Common Stock Certificate is incorporated herein by reference to Exhibit 4.1 to the
                  Company's Registration Statement on Form S-3 (File No. 333-74767).